UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
__________________
Date of Report (Date of earliest event reported): June 23, 2017
___________________
WRIGHT MEDICAL GROUP N.V.
(Exact name of registrant as specified in its charter)

The Netherlands	1-35065	98-0509600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200 1097 JB Amsterdam, The Netherlands	None
(Address of principal executive offices)	(Zip Code)

(+ 31) 20 521 4777
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At an Annual General Meeting of Shareholders (the “Annual General Meeting”) of Wright Medical Group N.V. (“Wright”) held on June 23, 2017, Wright’s shareholders, upon recommendation of the Board of Directors of Wright (the “Board”), approved the Wright Medical Group N.V. 2017 Equity and Incentive Plan (the “2017 Plan”).
The 2017 Plan became effective immediately upon approval by Wright’s shareholders and will expire on June 22, 2027, unless terminated earlier by the Board. The 2017 Plan replaced the Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan (the “2010 Plan”), and although outstanding awards previously granted under the 2010 Plan will remain outstanding under the 2010 Plan until exercised, expired, paid or otherwise terminated or cancelled, no new awards will be granted under the 2010 Plan. The 2017 Plan permits the Board to grant to eligible employees, non-employee directors and consultants stock options, stock appreciation rights (also known as SARs), restricted stock awards, restricted stock units (also known as RSUs), deferred stock units, performance awards, annual performance cash awards, non-employee director awards, other cash-based awards and other stock-based awards.
Subject to adjustment, the maximum number of Wright ordinary shares authorized for issuance under the 2017 Plan is 5,000,000 shares, plus (i) 1,329,648 ordinary shares that were available for issuance under the 2010 Plan, but not subject to outstanding awards as of June 23, 2017 and (ii) up to an additional 6,405,992 ordinary shares subject to awards outstanding under the 2010 Plan as of June 23, 2017 that are subsequently forfeited or cancelled or expire or otherwise terminate without the issuance of such shares (and which otherwise may have been returned and available for grant under the terms of the 2010 Plan).
The foregoing summary of the 2017 Plan does not purport to be complete and is qualified in its entirety by reference to the text of the 2017 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. A more detailed summary of the 2017 Plan can be found in Wright’s definitive proxy statement for the Annual General Meeting filed with the United States Securities and Exchange Commission (the “SEC”) on May 10, 2017.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
On June 23, 2017, Wright held an Annual General Meeting of Shareholders. At the Annual General Meeting, Wright’s shareholders considered nine voting proposals, each of which is described in more detail in Wright’s definitive proxy statement for the Annual General Meeting filed with the SEC on May 10, 2017.
The final results of the shareholder voting on each voting proposal brought before the Annual General Meeting were as follows:

	For	Against	Abstain	Broker Non-Votes
Voting proposal no. 1 - Appointment of one executive director and seven non-executive directors, each to serve for a term of one year

Appointment of Robert J. Palmisano as executive director	88,485,934	257,009	250,037	7,510,656

Appointment of David D. Stevens as non-executive director	88,440,797	301,463	250,720	7,510,656

Appointment of Gary D. Blackford as non-executive director	88,417,498	324,762	250,720	7,510,656

Appointment of John L. Miclot as non-executive director	88,284,655	456,990	251,335	7,510,656

Appointment of Kevin C. O'Boyle as non-executive director	88,285,648	456,409	250,923	7,510,656

	For	Against	Abstain	Broker Non-Votes
Appointment of Amy S. Paul as non-executive director	88,473,402	268,655	250,923	7,510,656

Appointment of Richard F. Wallman as non-executive director	82,064,412	6,677,645	250,923	7,510,656

Appointment of Elizabeth H. Weatherman as non-executive director	88,251,672	490,666	250,642	7,510,656

Voting proposal no. 2 - Ratification of the appointment of KPMG LLP as Wright’s independent registered public accounting firm for the fiscal year ending December 31, 2017	96,219,930	31,763	251,943	—

Voting proposal no. 3 - Appointment of KPMG N.V. as the auditor for Wright’s Dutch statutory annual accounts for the fiscal year ending December 31, 2017	96,218,685	33,038	251,913	—

Voting proposal no. 4 - Adoption of Wright’s statutory annual accounts for the fiscal year ended December 25, 2016	95,514,092	501,236	488,308	—

Voting proposal no. 5 - Release of each member of Wright’s board of directors from liability with respect to the exercise of his or her duties during the fiscal year ended December 25, 2016	88,631,748	60,698	300,534	7,510,656

Voting proposal no. 6 - Extension of the authority of Wright’s board of directors to repurchase up to 10% of Wright’s issued share capital (including depositary receipts issued for shares) until December 23, 2018 on the open market, through privately negotiated transactions or in one or more self-tender offers for a price per share (or depositary receipt) not less than the nominal value of a share and not higher than 110% of the market price of a share (or depositary receipt) at the time of the transaction	88,774,790	19,234	198,956	7,510,656

Voting proposal no. 7 - Approval of the Wright Medical Group N.V. 2017 Equity and Incentive Plan	82,780,867	6,021,456	190,657	7,510,656

Voting proposal no. 8 - Approval, on an advisory basis, of Wright's executive compensation	70,432,059	18,299,826	261,095	7,510,656

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Voting proposal no. 9 - Approval, on an advisory basis, of the frequency of future advisory votes on executive compensation	88,125,270	7,498	610,754	249,458	7,510,656
With respect to voting proposal no. 1, Robert J. Palmisano was appointed an executive director and each of David D. Stevens, Gary D. Blackford, John L. Miclot, Kevin C. O’Boyle, Amy S. Paul, Richard F. Wallman and Elizabeth H. Weatherman was appointed a non-executive director by Wright’s shareholders by the required vote, in each case to serve for a term ending at Wright’s 2018 Annual General Meeting of Shareholders.

Each of voting proposal nos. 2, 3, 4, 5, 6, 7 and 8 was approved by Wright’s shareholders by the required vote. A frequency of 1 Year was approved on an advisory basis for voting proposal no. 9.
In accordance with the result of the advisory vote on voting proposal no. 9, the Board has determined that Wright will conduct an executive compensation advisory vote, or say-on-pay vote, on an annual basis.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
10.1	Wright Medical Group N.V. 2017 Equity and Incentive Plan (filed herewith)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2017	WRIGHT MEDICAL GROUP N.V.

By: /s/ James A. Lightman
Name: James A. Lightman
Title: Senior Vice President, General Counsel and Secretary

WRIGHT MEDICAL GROUP N.V.
CURRENT REPORT ON FORM 8-K
EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
10.1	Wright Medical Group N.V. 2017 Equity and Incentive Plan	Filed herewith